FAIR VALUE MEASUREMENTS	6 Months Ended
Jun. 30, 2025
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

19. FAIR VALUE MEASUREMENTS

Assets measured at fair value on a nonrecurring basis

The Company measures its property and equipment and, intangible assets at fair value on a nonrecurring basis whenever events or changes in circumstances indicate that the carrying value may no longer be recoverable.

Equity investments without readily determinable fair value are recorded at fair value only if an impairment or observable price adjustment is recognized in the current period. The Company classified these assets as Level 3 within the fair value hierarchy based on the nature of the fair value inputs.

The Company measured on a non-recurring basis for the fair values associated with the down round feature triggered for the senior convertible preferred shares issued pursuant to 2022 Subscription Agreement. These valuations resulted in a deemed dividend of RMB1,781.5 million being distributed to the Company’s preferred shareholders as of March 26, 2024 (Note 14).